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                                                                   Exhibit 10.18




                      SECOND AMENDMENT TO REVOLVING CREDIT,
                        TERM LOAN AND SECURITY AGREEMENT

         This SECOND AMENDMENT TO REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT (this "Amendment") is made and entered into this 12th day of November, 1999, by and among AAF-MCQUAY INC., a Delaware corporation "Borrower"); the various financial institutions listed on the signature pages hereof and their respective successors and permitted assigns which become "Lenders"; and PNC BANK, NATIONAL ASSOCIATION, a national association ("PNC"), as collateral and administrative agent for Lenders (PNC, together with its successors in such capacity, the "Agent").

                                    RECITALS:

         Agent, Lenders and Borrower are parties to a certain Revolving Credit, Term Loan and Security Agreement dated September 30, 1999 (as at any time amended, the "Credit Agreement") pursuant to which Lenders have made certain revolving credit and term loans to Borrower.

         The parties desire to amend the Credit Agreement as hereinafter set forth.

         NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1. DEFINITIONS. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Credit Agreement.

1. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

a. By deleting the of Section 7.7 in its entirety and inserting the following in lieu thereof:

                  7.7 DIVIDENDS. Declare, pay or make any dividend or distribution on any shares of the Equity Interests of Borrower (other than dividends or distributions payable in its stock, or split-ups or reclassifications of its stock) or apply any of its funds, property or assets to the purchase, redemption or other retirement of any common or preferred stock, or of any options to purchase or acquire any such shares of common or preferred stock of Borrower.

a. By deleting the of Section 13.2(a) in its entirety and inserting the following in lieu thereof:

                  (a) TERMINATION BY AGENT. Agent may (and upon the direction of the Required Lenders shall) terminate the Agreement without notice upon or after the occurrence of an Event of Default; PROVIDED, HOWEVER, that the Agreement shall automatically terminate as provided in Section 11.1(i) hereof.

a. By deleting the first paragraph of Section 15.2(b) in its entirety and inserting the following in lieu thereof:



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                  (b) The Required Lenders, Agent with the consent in writing of the Required Lenders, and Borrower may, subject to the provisions of this Section 15.2(b), from time to time enter into written supplemental agreements to this Agreement or any of the Other Documents executed by Borrower, for the purpose of adding or deleting any provisions or otherwise changing, varying or waiving in any manner the rights of Lenders, Agent or Borrower thereunder or the conditions, provisions or terms thereof or waiving any Event of Default thereunder, but only to the extent specified in such written agreements; PROVIDED, HOWEVER, that no such supplemental agreement shall, without the consent of all
         Lenders:

                           (i) increase the Commitment Percentage or commitment amount of any Lender;

                           (ii) extend the maturity of any Note or the due date
                  for any amount payable hereunder, or decrease the rate of interest or reduce any fee payable by Borrower to Lenders pursuant to this Agreement or alter the amount of repayments;

                           (iii) alter the definition of the term Required
                  Lenders or alter, amend or modify this Section 15.2(b);

                           (iv) release any portion of the Collateral with an
                  aggregate value in excess of $1,000,000 during any calendar year (other than in accordance with the provisions of this Agreement);

                           (v)  change the rights and duties of Agent;

                           (vi) increase the Maximum Revolving Amount or permit
                  any Out-of-Formula Loan to be made if after giving effect thereto the total of Revolving Advances outstanding hereunder would exceed the Formula Amount for more than thirty (30) consecutive days or exceed one hundred ten percent (110%) of the Formula Amount; or

                           (vii) increase the Advance Rates above the Advance
                  Rates in effect on the Closing Date.

         Any such supplemental agreement shall apply equally to each Lender and shall be binding upon Borrower, Lenders and Agent and all future holders of the Obligations. In the case of any waiver, Borrower, Agent and Lenders shall be restored to their former positions and rights, and any Event of Default waived shall be deemed to be cured and not continuing, but no waiver of a specific Event of Default shall extend to any subsequent Event of Default (whether or not the subsequent Event of Default is the same as the Event of Default which was waived), or impair any right consequent thereon.

a. By changing all references to November 1, 1999 or December 1, 1999 in Section 6.15 to December 15, 1999.

1. RATIFICATION AND REAFFIRMATION. Borrower hereby ratifies and reaffirms the Obligations, each of the Loan Documents and all of Borrower's covenants, duties, indebtedness and liabilities under the Loan Documents.

1. ACKNOWLEDGMENTS AND STIPULATIONS. Borrower acknowledges and stipulates that the Credit Agreement and the other Loan Documents executed by Borrower are legal, valid and binding obligations


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of Borrower that are enforceable against Borrower in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by Borrower); the security interests and liens granted by Borrower in favor of Lender are duly perfected, first priority security interests and liens; the unpaid principal amount of the Revolving A Advances on and as of the close of business on November 10, 1999, totaled $52,909,075.17; the unpaid principal amount of the Revolving B Advances on and as of the close of business on November 10, 1999, totaled $0.00; and the unpaid principal amount of the Term Loan on and as of the close of business on November 10, 1999, totaled $29,575,000.00.

1. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Agent and Lenders, to induce Agent and Lenders to enter into this Amendment, that no Default or Event of Default exists on the date hereof; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of Borrower and this Amendment has been duly executed and delivered by Borrower; and all of the representations and warranties made by Borrower in the Credit Agreement are true and correct on and as of the date hereof.

1. BREACH OF AMENDMENT. This Amendment shall be part of the Credit Agreement and a breach of any of any representation, warranty or covenant herein shall constitute an Event of Default.

1. EXPENSES OF AGENT AND LENDERS. Borrower agrees to pay, ON DEMAND, all costs and expenses incurred by Agent and Lenders in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Agent's and Lenders' legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

1. EFFECTIVENESS; GOVERNING LAW. This Amendment shall be effective upon acceptance by Agent and Lenders (notice of which acceptance is hereby waived), whereupon the same shall be governed by and construed in accordance with the internal laws of the State of New York.

1. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

1. NO NOVATION, ETC. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Credit Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Credit Agreement as herein modified shall continue in full force and effect.

1. COUNTERPARTS; TELECOPIED SIGNATURES. This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

1. FURTHER ASSURANCES. Borrower agrees to take such further actions as Agent and Lenders shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.


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1.                         SECTION TITLES. Section titles and references used in
this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

1. RELEASE OF CLAIMS. TO INDUCE AGENT AND LENDERS TO ENTER INTO THIS AMENDMENT, BORROWER HEREBY RELEASES, ACQUITS AND FOREVER DISCHARGES AGENT AND EACH LENDER, AND ALL THEIR RESPECTIVE OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS OF LENDER, FROM ANY AND ALL LIABILITIES, CLAIMS, DEMANDS, ACTIONS OR CAUSES OF ACTION OF ANY KIND OR NATURE (IF THERE BE ANY), WHETHER ABSOLUTE OR CONTINGENT, DISPUTED OR UNDISPUTED, AT LAW OR IN EQUITY, OR KNOWN OR UNKNOWN, THAT BORROWER NOW HAS OR EVER HAD AGAINST AGENT AND EACH LENDER ARISING UNDER OR IN CONNECTION WITH ANY OF THE LOAN DOCUMENTS OR OTHERWISE. BORROWER REPRESENTS AND WARRANTS TO AGENT AND LENDERS THAT BORROWER HAS NOT TRANSFERRED OR ASSIGNED TO ANY PERSON ANY CLAIM THAT BORROWER EVER HAD OR CLAIMED TO HAVE AGAINST AGENT OR ANY LENDER.

1. WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO EACH HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AMENDMENT.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal, and delivered by their respective duly authorized officers on the date first written above.

ATTEST:                                     AAF-MCQUAY INC.
                                            ("Borrower")


_______________________________             By: _______________________________
   Name:_______________________                 Name:__________________________
   Title:______________________                 Title:_________________________

         [CORPORATE SEAL]

                                            PNC BANK, NATIONAL ASSOCIATION,
                                            as a Lender and as Agent


                                            By:________________________________
                                               Name:___________________________
                                               Title: _________________________